UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2011

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	000-51281	62-1815881
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 599-2274

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On November 2, 2011, the Federal Deposit Insurance Corporation (“FDIC”) issued to Tennessee Commerce Bank (the “Bank”), a wholly-owned subsidiary of Tennessee Commerce Bancorp, Inc. (the “Registrant”), a Prompt Corrective Action (“PCA”) Notification of Capital Category (“Notice”) and corresponding Supervisory Prompt Corrective Action Directive (“Directive”), effective as of November 2, 2011.

The Notice informs the Bank that, for purposes of the PCA provisions of Section 38 of the Federal Deposit Insurance Act (“FDIA”) and implementing regulations of the FDIC, the FDIC has determined that the Bank falls within the “critically undercapitalized” capital category.  As set forth in the Directive, as of September 30, 2011, the Bank is subject to the mandatory requirements of Section 38 of the FDIA, including submission of a capital restoration plan and restrictions on asset growth, acquisitions, new activities, new branches, payment of dividends or making any other capital distribution, management fees, or senior executive compensation.  The Notice informs the Bank that it is required to file with the FDIC by November 15, 2011, a written capital restoration plan that complies with regulatory guidelines, along with a summary of the specific steps taken by management to comply with the mandatory restrictions imposed on the Bank under Section 38 of the FDIA, as well as a written acknowledgement that the Notice has been considered by the Board of Directors of the Bank.  Moreover, the FDIC would be required by statute to place the Bank into receivership within 90 days, unless it is determined that a different action would better carry out the purposes of Section 38 of the FDIA.

In conjunction with the Notice, the Directive requires the Bank to undertake a number of actions or otherwise comply with certain restrictions, including:

•                  By December 2, 2011, the Bank is required to increase its capital to a level sufficient to restore the Bank to an “Adequately Capitalized” category, pursuant to guidelines on permissible and impermissible means for increasing such capital level;

•                  If the Bank does not increase its Tier 1 capital in accordance with the Directive, the Bank shall immediately take any necessary action to result in the Bank’s acquisition by another insured depository institution holding company, or a merger with another insured depository institution;

•                  By November 15, 2011, the Bank is required to submit an acceptable capital restoration plan to the FDIC Regional Director that shall meet certain regulatory guidelines and requirements, which would include a guarantee of the Bank’s compliance with the capital restoration plan by the Registrant, subject to a limit of 5% of the Bank’s assets as of October 30, 2011, or $62,725,227.42;

•                  The Bank is required to comply with all prompt corrective action provisions mandated by Section 38 of the FDIA, including restrictions relating to:

•                  Compensation or bonuses paid to senior executive officers;

•                  Capital distributions;

•                  Payment of management fees;

•                  Asset growth; and

•                  A requirement to receive FDIC approval before the Bank may acquire any interest in any company or depository institution, establish or acquire any additional branch office, or engage in any new line of business;

•                  While the Directive is in effect, the Bank is restricted from the following activities:

•                  Engaging in any activities and/or enter into any material transactions, other than in the usual course of business, including any investment, expansion, acquisition, sale of assets, or other similar action with respect to which the Bank is required by law or regulation to provide notice to the FDIC;

•                  Accepting, renewing or rolling over any brokered deposits;

•                  The Bank is required to restrict the interest rates it pays on deposits to comply with the interest rate restrictions contained in FDIC regulations;

•                  The Bank is restricted from making any payment of principal or interest on its subordinated debt;

•                  The Bank is restricted from amending its charter or bylaws, except as necessary to comply with applicable law;

•                  The Bank is restricted from engaging in any “covered transaction” with an affiliate without the FDIC’s prior written approval;

•                  The Bank is restricted from making any material change in its accounting methods without the FDIC’s prior written approval;

•                  The Bank is restricted from extending any credit for any highly leveraged transaction without the FDIC’s prior written approval;

•                  The Bank is restricted from paying any interest on new or renewed liabilities at a rate that would increase the institution’s weighted average cost of funds to a level significantly exceeding the prevailing rates of interest on insured deposits in the Bank’s normal market areas without the FDIC’s prior written approval;

•                  The Bank is restricted from extending, directly or indirectly, any additional credit to or for the benefit of any borrower whose existing credit is classified Substandard, Doubtful or Loss;

•                  The Bank is restricted from declaring or paying any cash dividend without the FDIC’s prior written approval;

•                  The Bank is restricted from purchasing any securities that have not been rated investment quality by two nationally recognized rating services and shall not accept any securities as collateral for new loans that have not been rated investment quality by two nationally recognized rating services;

•                  By November 15, 2011, and by the 15th day of each calendar month thereafter, the Bank is required to provide written reports to the FDIC Regional Director specially detailing the extent of the Bank’s compliance with the Directive and further specifically detailing the required corrective actions being taken by the Bank to secure full compliance with the Directive; and

•                  The Bank is required to comply with certain requirements relating to shareholder communications and disclosure regarding future securities offerings, the contents of the Directive and FDIC review.

This list of requirements and restrictions is qualified in its entirety by the terms of the Directive, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The requirements and restrictions imposed on the Bank pursuant to the Directive will generally remain effective and enforceable until the Bank has been adequately capitalized on average for four consecutive calendar quarters, except to the extent that any provision has been modified, terminated, suspended or set aside by the FDIC.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Supervisory Prompt Corrective Action Directive Issued by the Federal Deposit Insurance Corporation to Tennessee Commerce Bank on November 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.
(Registrant)

Date: November 8, 2011
	By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer